SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 9, 1998

                   ADVANCED ELECTRONIC SUPPORT PRODUCTS, INC.
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             (Exact name of registrant as specified in its charter)

      FLORIDA                        001-12739                  59-2327-381
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    (State or other               (Commission File             (I.R.S. Employer
      jurisdiction                      Number)                 Identification
    of incorporation)                                                 No.)

                             1810 N.E. 144TH STREET
                           NORTH MIAMI, FLORIDA 33181
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (305) 944-7710

                                       N/A
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          (Former name or former address, if changed since last report)


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Item 5.  OTHER EVENTS

     On October 9, 1998, Advanced Electronic Support Products, Inc., a Florida corporation (the "Company") announced that the Company intends to take a one-time charge approximating $1.7 million on an after-tax basis (approximately $.75 per share) for the third quarter of 1998 relating to the losses it expects to suffer as a result of the condition of its Russian distributor and the impact which such condition is expected to have on the Company's results of operations for the third quarter of 1998. In addition, the Company also announced that it has acquired its Ukrainian distributor.

     The Company's Russian distributor, which accounted for approximately 15% of the Company's revenue for both 1997 and for the six months ended June 30, 1998, has been severely impacted over the last few months by the current economic situation in Russia. The Russian economic crisis has made it very difficult for the Company's distributor to continue to sell significant amounts of the Company's product in Russia. Additionally, the current state of the banking situation in Russia is making it very difficult for the distributor to make payments to the Company for products previously ordered. As a result, the Company believes that it is appropriate at this time to take a one-time charge relating to this situation, including a write-off of the amounts presently due to the Company from its Russian distributor. The Company intends to continue working closely with its Russian distributor and if the Russian economy recovers, the Company hopes to be in a position to recover some of this charge during future periods.

     Additionally, the Company has acquired its Ukrainian distributor for an amount equal to the receivables due to the Company from such distributor.

     Reference is made to the press release filed as Exhibit 99 hereto. The information set forth in Exhibit 99 is hereby incorporated by reference herein.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Exhibits

      99.1  Press Release issued October 9, 1998


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   ADVANCED ELECTRONIC SUPPORT
                                                   PRODUCTS, INC.


Date: Octobe 19, 1998                              By: /s/RANDALL N. PAULFUS
                                                       ------------------------
                                                         Randall N. Paulfus,
                                                         Chief Financial Officer

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                                INDEX TO EXHIBITS


     EXHIBIT                                                    EXHIBIT
     NUMBER                                                   DESCRIPTION
    ---------                                                -------------

       99.1          Press release dated October 9 1998.